                                                                    Exhibit 21.1

                      Subsidiaries of LTM Holdings, Inc.

                                                            Jurisdiction
               Name                                         of Incorporation
               ----                                         ----------------
Loews Theatre Enterprises, Inc.                                 Delaware
Loews Theatre Management Corp.                                  Delaware
Cinema 275 East, Inc.                                             Ohio
Colorado Cinemas, Inc.                                          Colorado
Crestwood Cinemas, Inc.                                         Illinois
Cityplace Cinemas, Inc.                                           Texas
District Amusement Corporation                                  New York
Eton Amusement Corporation                                      New York
Fountain Cinemas, Inc.                                            Texas
Gerard Theatre Corporation                                      New York
Kips Bay Cinemas, Inc.                                          Delaware
Lance Theatre Corporation                                       New York
Liberty Tree Cinema Corp.                                     Massachusetts
Loews Akron Cinemas, Inc.                                       Delaware
Loews Arlington Cinemas, Inc.                                   Delaware
Loews Arlington West Cinemas, Inc.                                Texas
Loews Baltimore Cinemas, Inc.                                   Maryland
Loews Berea Cinemas, Inc.                                       Delaware
Loews California Theatre, Inc.                                  New York
Loews Cedar Cinemas, Inc.                                       Delaware
Loews Centerpark Cinemas, Inc.                                  Maryland
Loews Century Mall Cinemas, Inc.                                 Indiana
Loews Cheri Cinemas, Inc.                                     Massachusetts
Loews Cherry Tree Mall Cinemas, Inc.                             Indiana
Loews Chicago Cinemas, Inc.                                     Illinois
Loews Chisholm Place Cinemas, Inc.                                Texas
Loews Cinemas Advertising, Inc.                                 Illinois
Loews Clarksville Cinemas, Inc.                                  Indiana
Loews Connecticut Cinemas, Inc.                                Connecticut
Loews Coral Springs Cinemas, Inc.                                Florida
Loews Deauville Gulf Cinemas, Inc.                                Texas
Loews Deauville Kingwood Cinemas, Inc.                            Texas
Loews Deauville North Cinemas, Inc.                               Texas
Loews Deauville Southwest Cinemas, Inc.                           Texas
Loews East Hanover Cinemas, Inc.                               New Jersey
Loews Exhibition Ride Inc.                                      Delaware
Loews Fairfield Cinemas, Inc.                                  Connecticut
Forty Second Street Cinemas, Inc.                               New York
Loews Fort Worth Cinemas, Inc.                                    Texas
Loews Freehold Mall Cinemas, Inc.                              New Jersey
Loews Fresh Pond Cinemas, Inc.                                Massachusetts
Loews Front Street Cinemas, Inc.                               Pennsylvania
Loews Fuqua Park Cinemas, Inc.                                    Texas
Loews Greenwich Cinemas, Inc.                                  Connecticut
Loews Greenwood Cinemas, Inc.                                   Delaware
Loews Harmon Cove Cinemas, Inc.                                New Jersey
Loews-Hartz Music Makers Theatres, Inc.                        New Jersey
Castle Theatre Corp.                                            Delaware
Cinnaminson Theatre Corp.                                      New Jersey

                                                            Jurisdiction
               Name                                         of Incorporation
               ----                                         ----------------
Circle Twin Cinema Corp.                                       New Jersey
College Theatre Corp.                                          New Jersey
Freehold Cinema Center, Inc.                                   New Jersey
Middlebrook Theatre Corporation                                New Jersey
Music Makers Theatres, Inc.                                    New Jersey
Berkeley Cinema Corp.                                          New Jersey
Brick Plaza Cinemas, Inc.                                      New Jersey
Bricktown Picture Corp.                                        New Jersey
New Brunswick Cinemas, Inc.                                    New Jersey
Crofton Quad Corporation                                        Maryland
H&M Cinema Corporation                                          Maryland
East Windsor Picture Corporation                               New Jersey
Eatontown Theatre Corp.                                        New Jersey
Freehold Picture Corp.                                         New Jersey
Mall Picture Corp.                                             New Jersey
Paramay Picture Corp.                                          New Jersey
Toms River Theatre Corporation                                 New Jersey
Quad Cinema Corp.                                              New Jersey
Red Bank Theatre Corporation                                   New Jersey
Stroud Mall Cinemas, Inc.                                     Pennsylvania
Triangle Theatre Corp.                                          Delaware
Loews Houston Cinemas, Inc.                                       Texas
Loews I-45 Cinemas, Inc.                                          Texas
Loews Indiana Cinemas, Inc.                                      Indiana
Loews Kentucky Cinemas, Inc.                                    Kentucky
Loews Lafayette Cinemas, Inc.                                    Indiana
Loews Lincoln Plaza Cinemas, Inc.                                 Texas
Loews Louisville Cinemas, Inc.                                  Kentucky
Loews Meadowland Cinemas 8, Inc.                               New Jersey
Loews Meadowlands Cinemas, Inc.                                New Jersey
Loews Memorial City Cinemas, Inc.                                 Texas
Loews Merrillville Cinemas, Inc.                                Illinois
Loews Montgomery Cinemas, Inc.                                Pennsylvania
Loews Mountainside Cinemas, Inc.                               New Jersey
Loews New Jersey Cinemas, Inc.                                 New Jersey
Loews Newark Cinemas, Inc.                                     New Jersey
Loews Norgate Cinemas, Inc.                                      Indiana
Loews Norwalk Cinemas, Inc.                                   Connecticut
Loews Operational Ride Theatres, Inc.,                          Delaware
Loews Orland Park Cinemas, Inc.                                 Illinois
Loews Park Central Cinemas, Inc.                                  Texas
Loews Pembroke Pines Cinemas, Inc.                               Florida
Loews Pentagon City Cinemas, Inc.                               Virginia
Loews Piper's Theatres, Inc.                                    Illinois
Loews Pocono Cinemas, Inc.                                    Pennsylvania
Loews Preston Park Cinemas, Inc.                                  Texas
Loews Richmond Mall Cinemas, Inc.                                  Ohio
Loews Ridgefield Park Cinemas, Inc.                            New Jersey
Loews Rolling Meadows Cinemas, Inc.                             Illinois
Loews Saks Cinemas, Inc.                                        Delaware
Loews Showboat Cinemas, Inc.                                   New Jersey
Loews Southland Cinemas, Inc.                                   Delaware

                                                Jurisdiction of
            Name                                Incorporation
            ----                                -------------
Loews Theatres Clearing Corp.                      Delaware
Loews Toms River Cinemas, Inc.                    New Jersey
Loews USA Cinemas, Inc.                            Delaware
Loews Vestal Cinemas, Inc.                         Delaware
Loews Washington Cinemas, Inc.                      Delaware
Loews West Cinemas, Inc.                           Delaware
Loews West Long Branch Cinemas, Inc.              New Jersey
Loews Westerville Cinemas, Inc.                    Delaware
Loews Westport Cinemas, Inc.                      Connecticut
Loews Williston Cinemas, Inc.                      Vermont
Loews Worldgate Cinemas, Inc.                      Virginia
Loews Yorktown Cinemas, Inc.                       Delaware
Massachusetts Cinema Corp.                       Massachusetts
White Marsh Cinemas, Inc.                         New Jersey
Nutmeg Theatre Circuit, Inc.                       Delaware
Parkchester Amusement Corporation                  New York
Parsippany Theatre Corp.                          New Jersey
Talent Booking Agency, Inc.                        New York
Theatre Holdings, Inc.                             Delaware
Webster Chicago Cinemas, Inc.                      Illinois
Woodridge Cinemas, Inc.                            Illinois
Crescent Advertising Corporation                  New York
Downstate Theatre Corporation                     New York
Fall River Cinema, Inc.                           Massachusetts
Loews Brookfield Cinemas, Inc.                    Connecticut
Loews Post Cinemas, Inc.                          Connecticut
Midstate Theatre Corp.                            New York
THI Holdings, Inc.                                Massachusetts
U.S.A Cinemas, Inc.                                Delaware
Lexington North Park Cinemas, Inc.                 Kentucky
Loews Bristol Cinemas, Inc.                       Connecticut
Loews Burlington Cinemas, Inc.                     Vermont
Loews Holiday Cinemas, Inc.                       Connecticut
Loews Mohawk Mall Cinemas, Inc.                    New York
Mid-States Theatres, Inc.                           Ohio
Beaver Valley Cinemas, Inc.                         Ohio
Campus Cinemas, Inc.                               Kentucky
Cine West Inc.                                      Ohio
Cinema Development Corporation                      Ohio
Cinema Investments, Inc.                            Ohio
Continent Cinemas, Inc.                             Ohio
D.H. Garfield Advertising Agency, Inc.              Ohio
Flat Woods Theatre Corporation                     Kentucky
I-75 Theatres, Inc.                                Kentucky
J-Town Cinemas, Inc.                               Kentucky
Lexington Mall Cinemas, Inc.                       Kentucky
Lexington South Park Cinemas, Inc.                 Kentucky
Mickey Amusement, Inc.                              Ohio
Midcin Inc.                                        Kentucky
Midtown Cinemas, Inc.                              Kentucky
Montclair Cinemas, Inc.                             Ohio
Oxmoor Cinemas, Inc.                               Kentucky

                                             Jurisdiction of
              Name                            Incorporation
              ----                            -------------
Plaza Cinemas, Inc.                               Ohio
Raceland Cinemas, Inc.                          Kentucky
Salem Mall Theatres, Inc.                         Ohio
Sycamore Theatre, Inc.                            Ohio
Times Theatres Corporation                        Ohio
Towne Center Cinemas, Inc.                        Ohio
Tri-County Cinemas, Inc.                          Ohio
Westtland Cinemas, Inc.                         Kentucky
Northern New England Theatres, Inc.            Massachusetts
Sack Theatres, Inc.                            Massachusetts
Moviehouse Cinemas, Inc.                        Connecticut
Nickelodeon Boston, Inc.                       Massachusetts
Village Cinemas, Inc.                            New York
LTM New York, Inc.                               Delaware
Hawthorne Amusement Corporation                  New York
Hinsdale Amusement Corporation                   New York
Loews 34/th/ ShowPlace Cinemas, Inc.             New York
Loews Astor Plaza, Inc.                          New York
Loews Bay Terrace Cinemas, Inc.                  Delaware
Loews Boulevard Cinemas, Inc.                    New York
Loews Broadway Cinemas, Inc.                     New York
Loews Crystal Run Cinemas, Inc.                  New York
Loews Dewitt Cinemas, Inc.                       New York
Loews East Village Cinemas, Inc.                 New York
Loews Elmwood Cinemas, Inc.                      New York
Loews Fine Arts Cinemas, Inc.                    New York
Loews Greece Cinemas, Inc.                       Delaware
Loews Levittown Cinemas, Inc.                    New York
Loews Lincoln Theatre Holding Corp.              New York
Loews Monroe Cinemas, Inc.                       Delaware
Loews Orpheum Cinemas, Inc.                      New York
Loews Palisades Center Cinemas, Inc.             New York
Loews Paradise Cinemas, Inc.                     New York
Loews Pittsford Cinemas, Inc.                    Delaware
Loews Rochester Cinemas, Inc.                    New York
Loews Roosevelt Field Cinemas, Inc.              New York
Loews South Shore Cinemas, Inc.                  Delaware
Loews Stonybrook Cinemas, Inc.                   Delaware
Loews Towne Cinemas, Inc.                        New York
Loews Trylon Theatre, Inc.                       New York
Loews Westgate Cinemas, Inc.                     New York
Poli-New England Theatre, Inc.                   Delaware
Putnam Theatrical Corporation                    New York
Tri-Son Supply Corp.                             New York
71/st/ St. & 3/rd/ Ave. Corp.                    New York